EXHIBIT 10.29

PROMISSORY NOTE

$25,000.00          November 21, 2000

     FOR VALUE RECEIVED the undersigned, ULTIMATE SPORTS ENTERTAINMENT, INC.,
(hereinafter referred to as "borrower"), hereby promises to pay to the order of David Rosenberg, the principal sum of Twenty-five Thousand and 00/100
Dollars, together with interest at the rate of twenty percent (20%) per annum from the date hereof until paid.  Interest and principal shall be payable as follows:

     (a)     interest at the rate of 1% in excess of the prime commercial loan rate from time to time announced by The Chase Manhattan Bank, N.A.
shall be payable in monthly commencing one month from the date hereof;

     (b)     the balance of the interest (20% per annum less any amount paid pursuant to the foregoing paragraph (a)) shall be paid on the
Maturity Date; and

     (c)     the unpaid principal hereof together with any interest payable pursuant to the foregoing paragraph (b) shall be paid on November
20, 2001 (the "Maturity Date")

               Maker, and the endorsers of this Note waive demand, notice of non-payment and protest, and agree, in the event suit shall be brought for the collection hereof, or the same is collected upon demand of any attorney, to pay reasonable attorneys' fees for making such collection, which reasonable fees are agreed to be equal to fifteen (15%) percent of the then remaining unpaid balance of principal and interest hereof.  In addition, such parties shall pay all costs, fees and expenses incurred by the holder of this Note in preserving, protecting, assembling and realizing upon any and all collateral securing this Note.

               This note is to be construed and enforced according the laws of the State of California.  The makers and any endorsers of this note hereby agree that all actions or proceedings brought hereon may be litigated in
Federal or State Courts located within the aforesaid State and they hereby consent to the jurisdiction of any such Court.  The maker and any endorsers of this note also agree to waive the personal service of any and all process upon them and consent that all such service of process may be made by certified or registered mail, return receipt requested, directed to them at the addresses set adjacent to their respective signatures hereon.  Service so made shall be completed five (5) days after the same has been posted as aforesaid.

               The delay or failure of the holder of the note to exercise any right or remedy available hereunder or at law or under any agreement securing the indebtedness evidenced by this Note shall note constitute a waiver of the right to the later exercise thereof.

               If any term, covenant or condition of this Note or of any
agreement securing the indebtedness evidenced hereby or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remaining provisions of this Note or of any agreement securing the indebtedness evidenced hereby or the application of such term, covenant or condition to persons or circumstances other than those to which such term has been held invalid or unenforceable shall not be affected thereby.  Each term, covenant and condition of this Note and of every agreement securing the indebtedness evidenced hereby shall be valid and enforceable to the full extent permitted by law.

               Anything contained herein to the contrary notwithstanding, in no event shall Maker or the endorsers hereof be required to pay interest in excess of the maximum permitted by applicable law.  Any provision hereof requiring any such payment shall be void and unenforceable.  Any amount which may be paid hereon as interest in excess of the maximum permitted by applicable law shall be credited as a reduction in the unpaid principal amount hereof.

                              ULTIMATE SPORTS ENTERTAINMENT, INC.

                              By: /s/  Frederick R. Licht
                                       Address: 2444 Wilshire Boulevard
                                       Santa Monica, CA 90403

ENDORSERS:

Jay Botchman
133 Quail Run Road
Henderson, NV 89014

___________________________________
Martin J. Burke III
33 Union Square West, Apt.  5R
New York, NY 10003

As additional collateral security for the payment of the above promissory note, the undersigned Martin J. Burke III hereby pledges to the Lender 25,000 shares of common stock of Ultimate Sports Entertainment, Inc.

Dated: November 21, 2000
       Martin J. Burke III